                               POWER OF ATTORNEY

                 WITH RESPECT TO THE ALLSTATE LIFE OF NEW YORK
                    MARKET VALUE ADJUSTED ANNUITY CONTRACT




     Know all men by these presents that Casey J. Sylla, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Allstate Life of New York Market Value Adjusted Annuity
Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                                   9/18/96
                                       -------------------------------
                                       Date



                                       /s/ CASEY J. SYLLA
                                       -------------------------------
                                       Casey J. Sylla
                                       Chief Investment Officer
                                       Allstate Life Insurance Company
                                        of New York

                               POWER OF ATTORNEY

                 WITH RESPECT TO THE ALLSTATE LIFE OF NEW YORK
                    MARKET VALUE ADJUSTED ANNUITY CONTRACT



     Know all men by these presents that Thomas A. McAvity, Jr., whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Allstate Life of New York market Value Adjusted Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                       September 18, 1996
                                       --------------------------
                                       Date


                                       /s/ THOMAS A. MCAVITY, JR.
                                       --------------------------
                                       Thomas A. McAvity, Jr.
                                       Vice President
                                       Allstate Life Insurance Company
                                         of New York

                               POWER OF ATTORNEY

                 WITH RESPECT TO THE ALLSTATE LIFE OF NEW YORK
                    MARKET VALUE ADJUSTED ANNUITY CONTRACT



     Know all men by these presents that Kevin R. Slawin, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Allstate Life of New York market Value Adjusted Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                                      9/18/96
                                       ------------------------------------
                                       Date



                                       /s/ KEVIN R. SLAWIN
                                       ------------------------------------
                                       Kevin R. Slawin
                                       Vice President and Director
                                       Allstate Life Insurance Company
                                         of New York

                               POWER OF ATTORNEY

                 WITH RESPECT TO THE ALLSTATE LIFE OF NEW YORK
                    MARKET VALUE ADJUSTED ANNUITY CONTRACT




     Know all men by these presents that Sharmaine M. Miller, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, her attorneys-in-fact, with power of substitution, and her in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Allstate Life of New York market Value Adjusted Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.




                                       September 16, 1996
                                       -----------------------
                                       Date


                                       /s/ SHARMAINE M. MILLER
                                       -----------------------
                                       Sharmaine M. Miller
                                       Chief Administrative Officer
                                        and Director
                                       Allstate Life Insurance Company
                                        of New York

                              POWER OF ATTORNEY

                WITH RESPECT TO THE ALLSTATE LIFE OF NEW YORK
                    MARKET VALUE ADJUSTED ANNUITY CONTRACT




     Know all men by these presents that Karen C. Gardner, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, her attorneys-in-fact, with power of substitution, and her in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Allstate Life of New York Market Value Adjusted Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                               Sept. 18, 1996
                                       -------------------------------
                                       Date


                                       /s/ KAREN C. GARDNER
                                       -------------------------------
                                       Karen C. Gardner
                                       Vice President
                                       Allstate Life Insurance Company
                                        of New York